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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):      January 1, 2000
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                              PC CONNECTION, INC.
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            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

       0-23827                                         02-0497006
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(Commission File Number)                 (IRS Employer Identification No.)


Route 101 A, 730 Milford Road, Merrimack, New Hampshire               03054
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 (Address of Principal Executive Offices)                           (Zip Code)


                                (603) 423-2000
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              Registrant's Telephone Number, Including Area Code


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.
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     Effective on January 1, 2000, PC Connection, Inc., a Delaware corporation
("PC Connection"), was reorganized as a second-tier wholly-owned subsidiary of a new Delaware holding company (the "Holding Company") pursuant to Section 251(g) of the Delaware General Corporation Law (the "Reorganization"). As part of the Reorganization, the name of the Holding Company was changed to "PC Connection, Inc." and the name of PC Connection was changed to "PC Connection Sales Corp." Pursuant to Rule 414 promulgated under the Securities Act of 1933, as amended, the Holding Company is the successor issuer of PC Connection.

     The Reorganization was effected pursuant to an Agreement and Plan of Merger, dated December 29, 1999, by and among PC Connection, the Holding Company and PC Transitory Corp., each of which is a Delaware corporation. Prior to the Reorganization the Holding Company was a wholly-owned subsidiary of PC Connection and PC Transitory Corp. was a wholly-owned subsidiary of the Holding Company. As part of the Reorganization, the Transitory Corp. was merged with and into PC Connection (the "Merger"). PC Connection was the surviving corporation in the Merger and become a second-tier wholly-owned subsidiary of the Holding Company.

     As a result of the Merger, stockholders of PC Connection became stockholders of the Holding Company, receiving one share of common stock of the Holding Company in exchange for each share of common stock of PC Connection held at the effective time of the Merger in a non-taxable transaction, with the same voting powers, designations, preferences and rights, the same qualifications, restrictions and limitations as the shares of PC Connection previously held by stockholders. No additional capital stock of the Holding Company was issued as part of the Merger. The conversion of shares of common stock of PC Connection in the Merger occurred without an exchange of share certificates. From and after the date of the Merger, share certificates formerly representing shares of common stock of PC Connection will be deemed to represent shares of common stock of the Holding Company. The shares of common stock of the Holding Company will be listed on the Nasdaq National Market under the symbol "PCCC", the same symbol used by PC Connection prior to the Merger.

     The Certificate of Incorporation and the Bylaws of the Holding Company are identical to the Amended and Restated Certificate of Incorporation and Bylaws of PC Connection (except for provisions relating to the corporate name, capitalization and other changes required by Delaware General Corporation Law). The directors and officers of PC Connection became the directors and officers of the Holding Company at the effective time of the Merger. The directors of the Holding Company will hold office for the same terms held by them with PC Connection prior to the Merger.

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     A copy of the press release is attached hereto as an exhibit and incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.
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     Exhibits

     2 Agreement and Plan of Merger, dated December 29, 1999, by and among PC Connection, Inc., PC Holding Corp. and PC Transitory Corp.

     4.1 Certificate of Incorporation of PC Connection, Inc. (formerly PC Holdco, Inc.)

     4.2       By-laws of PC Connection, Inc. (formerly PC Holdco, Inc.)

     99        Press release, issued January 3, 2000


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 3, 2000               PC CONNECTION, INC.
                                        (Registrant)



                                    By: /s/ Patricia Gallup
                                       -----------------------------
                                    Patricia Gallup
                                    Chairman of the Board and
                                      Chief Executive Officer

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